EXHIBIT 10.5

FOURTH AMENDMENT TO

CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the “Fourth Amendment”) is dated as of May 15, 2008, and is made by and among RHINO ENERGY LLC, a Delaware limited liability company formerly known as CAM Holdings LLC (the “Borrower”), EACH OF THE GUARANTORS (as hereinafter defined), the LENDERS PARTY HERETO, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the “Agent”).

RECITALS:

WHEREAS, the Borrower, the Guarantors (as defined therein), the Lenders (as defined therein), and the Agent are parties to that certain Credit Agreement, dated as of August 30, 2006, as amended by that certain First Amendment to Credit Agreement, dated as of December 28, 2006, as amended by that certain Second Amendment to Credit Agreement and Consent, dated March 8, 2007, as amended by that certain Third Amendment to Credit Agreement, dated February 29, 2008 (as so amended and as the same may be further amended, modified or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the Guarantors have requested that the Lenders agree to amend certain provisions of the Credit Agreement including amending the definition of “Excluded Subsidiaries” and the definition of Collateral in the Security Agreements to exclude all titled motor vehicles, all pursuant to the terms and subject to the applicable conditions set forth herein, and the Required Lenders (as defined in the Credit Agreement) have agreed to amend the Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1.             Recitals & Definitions.  The foregoing recitals are true and correct and incorporated herein by reference.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.             Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)       New Definition.  Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert the following new definition in the appropriate alphabetical order therein:

“Fourth Amendment shall mean that certain Fourth Amendment to Credit Agreement, dated as of May 15, 2008, among the Borrower, the Guarantors, the Lenders party thereto and the Agent.”

(b)       Existing Definitions.  The following definitions in Section 1.1 [Certain Definitions] of the Credit Agreement are hereby amended and restated as follows:

“Excluded Subsidiaries shall mean individually and collectively, CAM - Colorado LLC, Taylorville Mining LLC, Rhino Energy, and Rhino Energy WV LLC and any of their respective Subsidiaries now existing or hereafter acquired.”

“Guarantor shall mean each of the parties to this Agreement which is designated as a ‘Guarantor’ on the signature page hereof, and each other Person which joins this Agreement as a Guarantor after the date hereof pursuant to Section 11.18, specifically excluding, however, Rhino Energy.”

(c)       Dividends and Related Distributions.  Subsection 8.2.5 (i) of the Credit Agreement shall be amended and restated as follows:

“(i)  upon ten (10) Business Days prior notice to the Agent, Borrower may transfer equity interests in any Excluded Subsidiary (other than any Subsidiaries of Rhino Energy WV, LLC with regard to which the restrictions in this paragraph shall not apply and whose equity interests may be transferred without regard to the procedures and restrictions below), provided, however, (a) that no uncured Event of Default shall be in existence at the time of such transfer, (b) that at the time of such transfer, the Loan Parties can demonstrate pro forma compliance with the covenants after taking into account such transfer by delivering to the Agent a Compliance Certificate, and (c) that the Borrower shall deliver any documentation related to such transfer, which such documentation shall be reasonably satisfactory, in form and substance, to the Agent; and upon such transfer, such Excluded Subsidiary shall cease to be a Loan Party and shall be released as a Guarantor, and the pledge of the equity interest therein and the security interest in after-acquired property of such Excluded Subsidiary shall be released;”

(d)       Disposition of Assets or Subsidiaries.  Subsection 8.2.7 (v) of the Credit Agreement shall be amended and restated as follows:

“(v) any sale, conveyance, assignment, lease, abandonment or other transfer or disposal of assets of the Excluded Subsidiaries.”

(e)       Subsidiaries, Partnerships and Joint Ventures.  Section 8.2.9 of the Credit Agreement shall be amended and restated as follows:

“8.2.9      Subsidiaries, Partnerships and Joint Ventures.

Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, own or create directly or indirectly any Subsidiaries other than:  (i) any Subsidiary which has joined this Agreement as Guarantor on the Closing Date; and (ii) any Subsidiary formed after the Closing Date which joins this Agreement as a Guarantor pursuant to Section 11.18 [Joinder of Guarantors], provided that the Required Lenders shall have consented

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to such formation and joinder and such Subsidiary (other than Rhino Energy and Rhino Energy WV LLC and its Subsidiaries (now existing or hereafter acquired)) and the Loan Parties, as applicable, shall grant and cause to be perfected first priority Liens to the Agent for the benefit of the Lenders in the assets held by, and stock of or other ownership interests in, such Subsidiary, (other than Rhino Energy and Rhino Energy WV LLC and its Subsidiaries (now existing or hereafter acquired)).  Each of the Loan Parties shall not become or agree to:  (1) become a general or limited partner in any general or limited partnership, except that the Loan Parties may be general or limited partners in other Loan Parties, (2) become a member or manager of, or hold a limited liability company interest in, a limited liability company, (other than Rhino Energy and Rhino Energy WV LLC and its Subsidiaries (now existing or hereafter acquired)), except that the Loan Parties may be members or managers of, or hold limited liability company interests in, other Loan Parties, or (3) become a joint venturer or hold a joint venture interest in any joint venture, (other than Rhino Energy and Rhino Energy WV LLC and its Subsidiaries (now existing or hereafter acquired)).”

(f)      Joinder of Guarantors.  The last sentence of Section 11.18 of the Credit Agreement is hereby amended as follows:

“Notwithstanding the foregoing or anything else contained in this Agreement, upon and after the First Amendment Effective Date, Rhino Energy and Rhino Energy WV LLC and its Subsidiaries (now existing or hereafter acquired) shall not (a) be required to join in this Agreement or any other Loan Document as a Guarantor, (b) be required to grant any Liens to the Agent for the benefit of the Lenders in the assets held by Rhino Energy or Rhino Energy WV LLC and its Subsidiaries (now existing or hereafter acquired), or (c) be required to have pledged any ownership interests held by it or any Loan Party in Rhino Energy or the Subsidiaries of Rhino Energy WV LLC (now existing or hereafter acquired).”

3.             Conditions to Closing.  This Fourth Amendment shall become effective on the date of this Fourth Amendment provided that each of the following conditions has been satisfied to the satisfaction of the Agent on such date:

(a)       Execution and Delivery of Fourth Amendment.  The Borrower, the other Loan Parties, the Required Lenders, and the Agent shall have executed this Fourth Amendment, and all other documentation necessary for effectiveness of this Fourth Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Required Lenders and the Agent.

(b)       Security Agreement.  The Loan Parties shall have executed and delivered to Agent and amendment to Security Agreements, each in form and substance satisfactory to the Agent.

(c)       Officer’s Certificate.  There shall be delivered to the Agent a certificate of the Loan Parties, dated the date of the Fourth Amendment and signed by the Chief Executive Officer, President, Vice President or Chief Financial Officer of each Loan Party, certifying that:  (i) the representations and warranties of the Borrower contained in Article 6 of the Credit Agreement shall be true and accurate on and as of the date of the Fourth Amendment with the

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same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); (ii) the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement and this Fourth Amendment; and (iii) no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

(d)       Representations and Warranties; No Event of Default.  The representations and warranties contained in Section 6 of the Credit Agreement and this Fourth Amendment, and of each Loan Party in each of the other Loan Documents, are true and correct on and as of the date of this Fourth Amendment with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein), each of the Loan Parties has performed and complied with all covenants and conditions hereof and thereof, and no Event of Default or Potential Default has occurred and is continuing or exists as of the date of this Fourth Amendment; and by its execution and delivery of this Fourth Amendment, the Borrower and each other Loan Party certifies to each such effect.

(e)       Payment of Fees.  The Borrower has paid, or caused to be paid, all fees, costs and expenses payable to the Agent or for which the Agent is entitled to be reimbursed, including but not limited to the reasonable fees and expenses of the Agent’s legal counsel.

(f)        Consents.  All material consents required to effectuate the transactions contemplated by this Fourth Amendment have been obtained.

(g)       Legal Details.  All legal details and proceedings in connection with the transactions contemplated by this Fourth Amendment are in form and substance satisfactory to the Agent and counsel for the Agent, and the Agent has received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent and its counsel, as the Agent or its counsel may reasonably request.

4.             Representations and Warranties.  By its execution and delivery of this Fourth Amendment to the Agent, the Borrower and each of the other Loan Parties represents and warrants to the Agent and the Lenders as follows:

(a)       Authorization, Etc.  Each Loan Party has duly authorized, executed and delivered this Fourth Amendment.

(b)       Material Adverse Change.  After giving effect to this Fourth Amendment, no Material Adverse Change shall have occurred with respect to the Borrower or any of the other Loan Parties since the Closing Date of the Credit Agreement.

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(c)       Litigation.  After giving effect to this Fourth Amendment, there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Borrower’s or any other Loan Party’s knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change.

5.             Miscellaneous.

(a)       Full Force and Effect.  All provisions of the Credit Agreement and the other Loan Documents remain in full force and effect on and after the date of this Fourth Amendment and the date hereof except as expressly amended hereby.  The parties do not amend any provisions of the Credit Agreement or any other Loan Document except as expressly amended hereby.

(b)       Counterparts.  This Fourth Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of which together shall constitute one and the same instrument.

(c)       Incorporation into Credit Agreement.  This Fourth Amendment shall be incorporated into the Credit Agreement by this reference.  All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(d)       Governing Law.  This Fourth Amendment shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

(e)       No Novation.  Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.  The Borrower, the other Loan Parties, each Lender, and the Agent acknowledge and agree that this Fourth Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Fourth Amendment as of the day and year first above written.

BORROWER:

RHINO ENERGY LLC, a Delaware limited liability company formerly known as “CAM Holdings LLC”

By:	/s/ JOSEPH R. MILLER	(SEAL)
Name:	Joseph R. Miller
Title:	Vice President

GUARANTORS:

CAM MINING LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

CAM-BB LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

CAM-KENTUCKY REAL ESTATE LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

RHINO NORTHERN HOLDINGS LLC,
formerly known as “CAM-Ohio Holdings LLC”

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

CAM COAL TRADING LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

LEESVILLE LAND, LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

CAM AIRCRAFT LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

HOPEDALE MINING LLC, formerly known as
“CAM-Ohio LLC”

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

CAM-OHIO REAL ESTATE LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

SPRINGDALE LAND, LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

CAM-COLORADO LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

TAYLORVILLE MINING LLC, formerly known
as “CAM-Illinois LLC”

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

CLINTON STONE LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

McCLANE CANYON MINING LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

RHINO COALFIELD SERVICES LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

RHINO RECLAMATION SERVICES LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

SANDS HILL MINING LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

RHINO SERVICES LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

DEANE MINING LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

RESERVE HOLDINGS LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

RHINO TRUCKING LLC

By:	/s/ JOSEPH R. MILLER
Name:	Joseph R. Miller
Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ RICHARD MUNSICK
Name:	Richard C. Munsick
Title:	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A

By:	/s/ STEPHEN HOFFMAN
Name:	Stephen J. Hoffman
Title:	Managing Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By:	/s/ DON ROBINSON
Name:	Don Robinson
Title:	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

NATIONAL CITY BANK

By:	/s/ DAVID M. METZ
Name:	David M. Metz
Title:	Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

RAYMOND JAMES BANK, FSB, individually and as Co-Documentation Agent

By:
Name:
Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA.

By:	/s/ JAY SARTAIN
Name:	Jay T. Sartain
Title:	Authorized Signatory

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

UNION BANK OF CALIFORNIA, N.A., individually and as Co-Documentation Agent

By:	/s/ RICHARD REEVES
Name:	Richard Reeves
Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Co- Documentation Agent

By:	/s/ JONATHAN R. RICHARDSON
Name:	Jonathan R. Richardson